Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.










                            MASTER SERVICES AGREEMENT

                                     BETWEEN

                    MCI TELECOMMUNICATIONS CORPORATION, INC.

                                       AND

                                  FIVECOM, INC.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                TABLE OF CONTENTS

I.       DEFINITIONS.......................................................2

II.      TERM AND TERMINATION..............................................3

III.     SERVICE AVAILABILITY..............................................4

IV.      PAYMENT FOR SERVICES..............................................5

V.       AUTHORITY, REPRESENTATIONS AND PERFORMANCE OF
         EQUIPMENT.........................................................7

VI.      SERVICE SPECIFICATIONS, MAINTENANCE, REPAIR AND TESTING...........9

VII.     COLLOCATION OF EQUIPMENT..........................................9

VIII.    SERVICE INTERRUPTION, LIMITATIONS OF WARRANTY AND
         DAMAGES..........................................................10

IX.      INDEMNIFICATION..................................................12

X.       DEFAULT..........................................................13

XI.      INFRINGEMENT.....................................................14

XII.     REQUIRED RIGHTS..................................................14

XIII.    FORCE MAJEURE....................................................14

XIV.     TAXES............................................................15

XV.      NOTICES..........................................................15

XVI.     CONFIDENTIALITY..................................................16

XVII.    WAIVER...........................................................16

XVIII.   GOVERNING LAW....................................................16

XIX.     [**].............................................................16






XX.      COMMON CARRIERS..................................................17

XXI.     NON-EXCLUSIVE ARRANGEMENT........................................17

XXII.    INSURANCE AND LIABILITY..........................................17

XXIII.   AUTHORITY........................................................18

XXIV.    GENERAL PROVISIONS...............................................19

XXV.     ARBITRATION......................................................19

XXVI.    ENTIRE AGREEMENT.................................................19



EXHIBIT A                  TECHNICAL SPECIFICATIONS
EXHIBIT B                  SERVICE AGREEMENT
EXHIBIT C                  SERVICE AVAILABILITY
EXHIBIT D                  REQUIREMENTS FOR AUTOMATED INTERFACE WITH MCI
EXHIBIT E                  PRICING
EXHIBIT F                  DESCRIPTION OF SWITCHED SERVICES
EXHIBIT G                  PERFORMANCE AND MAINTENANCE
EXHIBIT H                  PROVIDER RESPONSIBILITIES AND SYSTEM CRITERIA
EXHIBIT I                  CONFIDENTIALITY AGREEMENT

                            MASTER SERVICES AGREEMENT


         THIS AGREEMENT is made and entered into as of the 1st day of January, 1994, by and between MCI Telecommunications Corporation, a Delaware corporation, having an office at 1133 Nineteenth Street, N.W., Washington, D.C. 20036 (hereinafter referred to as "MCI"), and FiveCom, Inc., a Massachusetts corporation, having an office at 393 Totten Pond Road, Suite 201, Waltham, MA 02154 (hereinafter referred to as "Provider").


                                    RECITALS

         WHEREAS, Provider and MCI wish to set forth a standard set of general terms and conditions which will facilitate MCI's ability to obtain private line and/or switched access services ("Services") in various metropolitan areas. The Services will be offered in each metropolitan area by an entity which is either an affiliate or subsidiary of Provider and/or which Provider manages or is otherwise contractually affiliated with ("Authorized Entity"). Provider will notify Customer from time to time of the identity of each such entity for which such terms and conditions are applicable and of the appropriate procedure for placing orders.

         WHEREAS, Provider and MCI have entered into this Agreement for the purpose of setting forth those terms and conditions under which Provider will furnish MCI with requested Services; and

         WHEREAS, Provider and MCI also agree that they will enter into separate capacity agreements (hereinafter referred to collectively or singly as the "Service Agreement") for each MCI circuit requirement not otherwise available to MCI under the procedures set forth in this Agreement which Service Agreement shall incorporate the terms, conditions and covenants of this Agreement and shall also set forth the terms and provisions unique to each such circuit requirement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and in consideration of the covenants and agreements contained in any Service Agreement, the parties hereto hereby agree as follows:

         This Agreement supersedes all existing Agreements between Provider and MCI pursuant to which MCI purchases telecommunications access services, in their entirety, with the exception of the Agreement listed below:

         1. Fiber Use Agreement between FiveCom Associates and MCI Telecommunications, dated June 1, 1993.

         I.       DEFINITIONS

                  1.1 "Capacity" shall mean dedicated telecommunications Circuits (as hereinafter defined) that Provider furnishes to MCI under the terms of this Agreement.

                  1.2 "Circuit" shall mean any individual DS-O, DS-1 or DS-3 or other data transmission service Provider furnishes to MCI.

                  1.3 "Collocation" or "collocate" shall mean Provider's right to place equipment in MCI locations solely for the purpose of providing the Services ordered by MCI, or approved by MCI, to MCI's telecommunications network pursuant to this Agreement or the Service Agreement.

                  1.4 "Confidential Information" shall mean any materials defined as confidential or proprietary in any Confidentiality Agreement entered into between the parties, and: a) all requests for service quotations and Services and the contents thereof, including, but not limited to, the identity and location of MCI's Customers (as hereinafter defined); b) all responses to requests for quotations and Services, and the contents thereof, which Provider submits to MCI; and c) all proprietary information one party provides to the other.

                  1.5 "Customer" shall mean any corporation, company, entity or person to which MCI furnishes Services or service, either under tariff or contractual arrangement.

                  1.6 "Demarcation Point" shall mean the interface between the Network (as hereinafter defined) and MCI's telecommunications equipment, the interface between the Network and the local exchange carriers' network, as well as the interface between the Network and a Customer's telecommunications equipment. Provider shall be responsible for all equipment required for provision of service between the Network and a Customer's telecommunications equipment.

                  1.7 "Interconnection Facilities" shall mean all local access facilities at a Demarcation Point(s).

                  1.8 "LEC" shall mean any company responsible for the provisioning of local access lines owned and operated by a Regional Bell Operating Company or an independent telephone company which has historically held the rights to provide such services in their franchised territory.

                  1.9 "MCI" shall mean MCI Telecommunications Corporation, MCI Communications Corporation, and all subsidiaries, affiliates, successors and assigns.

                  1.10 "Network" shall mean any telecommunications links utilized by or necessary to Provider in order to furnish the Services.

                  1.11 "Provider" shall mean FiveCom, Inc., and all subsidiaries, affiliates, successors and assigns.

                  1.12 "SECABS" shall mean Small Exchange Carrier Access Billing System as defined by Bellcore Special Publication Number SROPT-001-856.

                  1.13 "Services" shall mean the telecommunications services provided by the Authorized Entity to MCI pursuant to this Agreement for Capacity and/or enhanced local switching.

                  1.14 "Switch Services" are those Provider-furnished shared, network or feature group services which access the MCI switch via shared facilities from Provider; as further defined in Exhibit F.

         Unless otherwise expressly defined, all other terms used in this Agreement shall be accorded their usual and customary meanings.

         II.      TERM AND TERMINATION

                  2.1 The term of this Agreement shall commence as of the date hereof and shall continue either: (a) for a period of ten (10) years, or (b) until final termination of any active Service Agreement or ASR (as hereinafter defined) entered into in accordance with this Agreement, whichever is later.

                  2.2 The initial term of each ASR or Service Agreement shall commence on the date upon which the Services described in the ASR or Service Agreement is available for use. The initial term of the ASR or Service Agreement shall expire at the end of the period set forth in the ASR or Service Agreement.

                  2.3 MCI shall have the right, in its sole discretion, to cancel any ASR or Service Agreement upon twenty-four (24) hours written notice to Provider. Unless the ASR or Service Agreement is cancelled for Provider's breach as provided for elsewhere in this Agreement, MCI shall remain liable for any termination liabilities associated with the cancelled ASR or Service Agreement. In the event MCI exercises its right to cancel any ASR or Service Agreement, the terms and conditions of this Agreement shall nevertheless remain in effect until termination of the last active ASR or Service Agreement.

                  2.4 If at any time during the Term all or any significant portion of the fiber optic or other facilities or associated equipment used to provide the Services to MCI shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, Provider shall be entitled to elect to terminate this Agreement or the applicable portions hereof upon written notice to MCI.

                  2.5 Upon termination of this Agreement, all rights of MCI to the Services shall cease and Provider shall have no further obligations to MCI with respect to furnishing the Services.

         III.     SERVICE AVAILABILITY

                  3.1 Provider shall make available to MCI, in response to any electronically transmitted requests from MCI, Services as specifically provided for in any ASR or Service Agreement which may be entered into by the parties, subject to the terms of this Agreement. A sample form of the Service Agreement is attached hereto as Exhibit B.

                  3.2 The metropolitan areas and building locations in which Provider's Network is currently able to furnish Capacity to MCI are listed in Exhibit C attached hereto and made a part hereof. Provider shall have the right, at any time and from time to time during the term of this Agreement, to provide MCI with a revised list of metropolitan areas and building locations, in a format acceptable to MCI. Upon receipt by MCI, any such revised list shall be automatically attached hereto as an amended Exhibit C.

                  3.3 To order Capacity to be furnished at a building location included in Exhibit C, MCI shall electronically submit an Access Service Request (herein referred to as "ASR") to Provider, including the requested date of service. Within five (5) business days after receipt of the ASR, Provider shall electronically issue a Firm Order Commitment (hereinafter referred to as "FOC") to MCI. MCI shall have the right, in its sole discretion, to cancel the ASR, without incurring any termination liability, at any time prior to receiving the FOC or in the event the Capacity is not provided by the in-service date set forth in the FOC, unless the delay in providing the service is directly attributable to MCI or its Customer for the requested Capacity. In the event the Capacity is not provided by the in-service date set forth in the FOC, and MCI chooses not to cancel the ASR, Provider will credit to MCI one day of service for each day the Capacity is unavailable to MCI after the in-service date specified in the FOC. Under no circumstances shall MCI be billed for use of a circuit prior to installation. The requirements for electronically issuing an ASR and an FOC are further defined in Exhibit D attached hereto and made a part hereof.

                  3.4 To order Capacity to be furnished at a location not included in Exhibit C, MCI shall submit an ASR to Provider, including a requested date of service. Within five (5) business days after receipt of the ASR, if Provider will be able to furnish such Capacity, Provider shall issue an FOC to MCI, along with an estimated date on which the Capacity can be made available to MCI. Within ten (10) business days after receipt of the FOC, MCI shall have the right, in its sole discretion, to either: (a) notify Provider that the availability date is not acceptable and cancel the ASR at no cost to MCI or request Provider to submit a new FOC, or (b) notify Provider that the availability date is acceptable. In the event MCI chooses option (a) and requests Provider to submit a new FOC, the procedures and the time periods for responses set forth in this paragraph 3.4 shall again be applicable to MCI's request. In the event MCI chooses option (b), Provider shall immediately begin making all arrangements necessary to insure that the Capacity will be available for MCI's use by the estimated availability date. The parties shall execute a Service Agreement for the Capacity within twenty (20) days from the date Provider notifies MCI of the actual availability date for the Capacity; provided, however, that MCI shall have the right, in its sole discretion, to cancel a Service Agreement for Capacity without incurring any termination liability, in the event the Capacity is not furnished on or before the in-service date set forth in the Service Agreement.

                  3.5 For Switch Services, Provider shall use the facilities as described in Exhibit F for communications originated at or terminated at MCI locations for the applicable telephone number groups provided by Provider. On thirty (30) days prior written notice to MCI, Provider may change, from time to time and by deletion or addition, the eligible telephone number groups. The communications may include, without limitation, direct dialed calls, operator assisted calls, calling card calls, conference calls and 800 service.

To order entrance facilities/interconnect for Switch Services, MCI shall electronically submit an Access Service Request (herein referred to as "ASR") to Provider, including the requested date of service. Within five (5) business days after receipt of the ASR, Provider shall electronically issue a Firm Order Commitment (hereinafter referred to as "FOC") to MCI. MCI shall have the right, in its sole discretion, to cancel the ASR, without incurring any termination liability, at any time prior to receiving the FOC.

         IV.      PAYMENT FOR SERVICES

                  4.1 The monthly recurring charges for the Capacity shall be at the rates set forth in Exhibit E, attached hereto and made a part hereof, net of any discounts provided for in Exhibit E, and shall be payable by MCI within thirty (30) days after receipt of an itemized invoice therefor. The charges for Capacity will begin to accrue on the date the Capacity is available for use. Provider will submit monthly invoices as directed by MCI, which invoice(s) will include all Capacity furnished to MCI as of the date of the invoice(s). The invoice(s) submitted by Provider to MCI must be prepared utilizing the SECABS billing guidelines, and must be rendered to MCI within fifteen (15) days after the close of the billing period. Under no circumstances shall MCI be liable for any charges which are not billed to MCI within ninety (90) days after the charges were initially incurred.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  4.2 The non-recurring fee set forth in Exhibit E will be included in the first monthly invoice submitted to MCI after Provider has furnished the Services specified in the applicable FOC.

                  4.3 MCI shall have the right to dispute any charges for which it is invoiced by Provider. In the event MCI disputes any such invoice or portion thereof, MCI shall promptly pay that portion of the invoice which is undisputed. MCI shall have the right to withhold payment of any disputed amount, provided that MCI gives Provider notice of the amount and reason for the dispute in accordance with the provisions of paragraph 25.1 herein. All invoicing disputes shall be resolved in accordance with the provisions of Article XXV herein. Notwithstanding any provisions contained in this Agreement to the contrary, MCI's failure to pay any invoice or portion thereof as a result of an unresolved dispute shall not be considered a breach of the terms and provisions of this Agreement.

                  4.4 For Switch Services, Provider will calculate its charges for each month at the applicable rate provided for in Exhibit E, on the basis of Provider's accurate Switched Minutes of Actual Use report produced by Automatic Machine Accounting (AMA) equipment. For such calculation, Provider will calculate the time for each call, rounded up to the nearest .1 second, and such monthly total accumulation by end office shall be rounded up to the nearest minute. Provider will issue its invoice for these charges as of the last day of each month. Provider will furnish an AMA tape with each bill to Customer.

                  4.5 The rates for furnishing the Capacity to MCI throughout the term of this Agreement are set forth in Exhibit E. Under no circumstances during the term of this agreement shall the price MCI pays to Provider for Capacity be more than[**] of the tariffed prices MCI can obtain from the LEC serving the same locations as Provider (Provider mileage for individual Circuits shall conform to the mileage component assigned to the individual Circuit by the
LEC) assuming the LEC is used for all MCI access requirements (MCI LEC Price). In the event of a LEC tariff change, MCI will notify the Provider within sixty days of any such change, and Provider will modify the applicable rates in Exhibit E within 10 days of receipt of such notice. This change will be effective on the date of the LEC tariff change.

In the event of changes in the rates in Exhibit E resulting from changes in the factors used by MCI to calculate the MCI LEC Price, the changes to the rates in Exhibit E will be effective on the date MCI notifies Provider of the change in calculation of the MCI LEC Price.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Notwithstanding the provisions of the foregoing sentence, however, in the event Provider issues a revised schedule of rates resulting in a decrease in pricing, all Capacity furnished to MCI by Provider pursuant to this Agreement shall be subject to such decreased pricing schedule.

                  4.6 Under no circumstances during the term of this agreement shall the price MCI pays to Provider for Switch Services be more than [**] for Switch Services from the LEC capable of providing Switch Services to the same location as Provider. MCI will notify the Provider of any changes to the LEC tariffed rate, and Provider will modify the applicable rates in Exhibit E within 10 days of receipt of such notice. This change will be effective on the date of the LEC tariff change. Such changes in the rates shall be subject to the terms of this paragraph and paragraph 4.7.

                  4.7 Provider shall submit a quarterly report to MCI to include any relevant calculations required to prove compliance with the terms of sections 4.5 and 4.6.

                  4.8 [**] Notwithstanding the pricing structure set forth herein, the price available to MCI for the Services [**] in which Provider furnishes Services to MCI, as set forth in Exhibit C. In the event that [**] in which Provider furnishes Services to MCI, [**].

If it is determined that Provider has not fully complied with the terms of this Paragraph, Provider shall 2[**].

         V.       AUTHORITY, REPRESENTATIONS AND PERFORMANCE
                  OF EQUIPMENT

                  5.1 Provider warrants and represents that it is authorized by all applicable federal, state and local laws, regulations and ordinances to furnish the Services and hereby agrees to indemnify and hold harmless MCI and MCI's Customers from and against any and all loss, liability, damage and expense (including reasonable attorneys' fees) for any demand, claim, suit or judgment against MCI and/or MCI's Customers attributable to Provider not having or losing such authorizations.

                  5.2 Provider represents and warrants to MCI that it has authority to do business in the areas in which it furnishes Services to MCI as set forth in Exhibit C and the right to furnish the Services to MCI, and that it is an entity, duly organized, validly existing and in good standing under the laws of the state of its origin, with all requisite power to enter into and perform its obligations under this Agreement in accordance with its terms.

                  5.3 Provider represents and warrants to MCI that the Services furnished under the terms of this Agreement and any Service Agreement shall be designed, produced, installed, provided and maintained in conformance and compliance with applicable federal, state and local laws, administrative and regulatory requirements and any other authorities having jurisdiction over the subject matter of this Agreement. Provider shall be responsible for applying for, obtaining and maintaining all registrations and certifications which may be required by such authorities.

                  5.4 Provider represents and warrants to MCI that the Services it furnishes to MCI shall be free of interruptions (as defined in Exhibit H) except for scheduled maintenance (as described in Exhibit G). Outages resulting from scheduled maintenance shall not exceed one (1) cumulative hour per consecutive thirty (30) day period with respect to any single Circuit.

                  5.5 Provider shall obtain any authorizations and approvals necessary to furnish the Services to MCI. In the event of a conflict between the terms of this Agreement and/or any Service Agreement and any tariff which Provider or MCI may file pursuant to any federal or state law, rule or regulation, the terms of any such tariff shall control; provided, however, that to the extent lawfully required, Provider represents and warrants that there are no such conflicts on the date hereof. Notwithstanding the termination provisions set forth in paragraph 2.3 herein, if the provisions of any tariff alter the terms and conditions of this Agreement and/or any Service Agreement materially or adversely to either party, the affected party may terminate this Agreement and/or any affected Service Agreement(s) upon thirty (30) days notice to the other party, without incurring any termination liability. In the event that MCI is the affected party, MCI shall also be entitled to receive any non-recurring charges incurred to effectuate a reconnection of the affected service.

                  5.6 Each party agrees that neither its equipment nor the Circuit(s) associated with the providing Services shall interfere with or impair any other services or facilities furnished by the other party including, but not limited to, damage to the other's plant, unlawful impairment of the privacy of any communications transmitted over the Service, or creation of a hazard to any employees or customers or to the public. If a party determines that any such impairment of interference exists and, in the event such impairment or interference, shall provide written notice to the other. The aforementioned notice shall state, if known, the nature and cause of the interference or impairment in sufficient detail to allow the damaging party to take immediate remedial measures including, but not limited to, blockage of the other party's network associated with the Service as provided for in paragraph 6.5 herein. If additional equipment is required because of the damaging party's misuse of the Service, the damaging party shall bear the cost thereof. The damaged party shall have the right to inspect any such equipment to determine its compliance and compatibility with the damaged party's network.

         VI.      SERVICE SPECIFICATIONS, MAINTENANCE, REPAIR
                  AND TESTING

                  6.1 Provider represents, covenants and warrants to MCI that it shall, at all times, comply with the provisions of Exhibits G and H attached hereto and made a part hereof.

                  6.2 Provider warrants, covenants and represents that the Service it furnishes to MCI shall meet the technical specifications set forth in Exhibit A (hereinafter referred to as the "Specifications").

                  6.3 Provider shall be responsible for maintaining and repairing the Network in accordance with the procedures set forth in Exhibit G. MCI is prohibited from performing any other maintenance and repair on the Network without the express written authorization of Provider. Upon request from MCI, Provider shall furnish, install, test, maintain and repair any Interconnection Facilities in a Customer location, at Provider's sole cost and expense, in accordance with any procedures Customer and MCI deem appropriate, including, but not limited to, those procedures set forth in paragraph 2.9 of Exhibit G.

                  6.4 Provider shall report, investigate and correct any failure, interruption or impairment of the Service in accordance with the procedures set forth in Exhibit G.

                  6.5 The parties agree that if either party, in its sole discretion, determines that any emergency action is necessary to protect its own telecommunications network, that party may block any signals the other party may be transmitting over the blocking party's network. In the event MCI blocks Provider's Circuit(s) and/or Service because such Circuit(s) and/or Service does not meet the parameters of the specifications set forth in Exhibit A, MCI shall be relieved of all obligations to make payments for charges relating to such Circuit(s) and/or Service until such time as the affected Circuit(s) and/or Service meets the Specifications. Each party agrees that it will notify the other, as soon as practicable, when a blockage occurs and both parties agree to work diligently towards restoration of the affected Circuits and/or Service. Neither party shall have any obligation to the other party for any claim, judgment or liability resulting from such blockage, except as otherwise provided in this paragraph 6.5.

         VII.     COLLOCATION OF EQUIPMENT

                  7.1 Subject to MCI's approval, which approval may be withheld in MCI's sole discretion, Provider shall be permitted to install its equipment at MCI locations provided that such equipment shall be used solely for the purpose of providing access facilities to interconnect the Service to MCI's telecommunications network. Any equipment installed by Provider must be MCI lab-approved. Any equipment Provider is permitted to install at an MCI location shall be maintained and repaired by Provider.

In addition, MCI will allow Provider to access its equipment for the purpose of maintenance and repair of equipment and testing the Circuits and the Service, but only in accordance with procedures which MCI, in its sole discretion, deems to be appropriate, including, but not limited to, those procedures set forth in paragraph 2.9 of Exhibit G. For each MCI location in the metropolitan areas set forth in Exhibit C, the parties shall prepare a detailed scope of work, including a designation of the space at the MCI location within which Provider will install its equipment and a list of the equipment Provider intends to install, which scope of work as amended from time to time shall be attached to this Agreement as a part of Exhibit C. Subject to all required approvals and the availability of sufficient space, MCI will provide, at MCI's cost, reasonable space, power and environmental conditions including, but not limited to, equipment space, battery space and conduit space, air conditioning and fire protection, as necessary to facilitate said interconnection.

                  7.2 The parties agree that if Provider installs equipment at MCI locations in accordance with paragraph 7.1 herein, Provider will make the equipment available as a bailment and title to the equipment will remain with Provider. MCI shall have no right, title or interest therein, except as expressly provided in this Agreement. MCI will keep Provider's equipment free and clear of all liens, security interest and encumbrances. MCI shall have the right to require Provider to relocate Provider's equipment for MCI's convenience due to MCI's networking requirements. Such equipment relocation at the same MCI location, and any associated out-of-pocket costs, shall be at MCI's expense and shall accrue after written notice to Provider; provided, however, that if, as a result of MCI's networking requirements, Provider's equipment must be relocated to a different MCI location, such relocation shall be undertaken at Provider's sole cost and expense.

                  7.3 Provider understands and agrees that permission to install its equipment at an MCI location is not intended to and shall not be deemed to grant Provider any property rights in the location. In the event, however, that this arrangement shall be construed by the owner of the building in which the location is situated to be such a grant and if the owner of the building asserts such a grant to be a violation of the lease under which MCI occupies the location, Provider agrees, upon request of MCI, to either enter into an agreement approved by said owner or immediately remove its equipment. MCI agrees to cooperate with Provider in obtaining the approvals Provider may need to obtain from any building owner.

         VIII.    SERVICE INTERRUPTION, LIMITATIONS OF WARRANTY
                  AND DAMAGES

                  8.1 For interruptions of the Capacity MCI shall be entitled to credit for interruption in one or more Circuits, unless such interruption is the result of any act or omission of MCI or suspension of Services by Provider as permitted under the terms of this Agreement. The amount of the credit shall be as follows:

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Length of Service Interruption                    Credit
Less than [**]                                    [**]

Each additional [**] period or                    [**]
fractions thereof

Notwithstanding the termination provisions of paragraph 2.3 herein or the default provisions of Article X herein, if any Circuit cannot meet the Specifications for any consecutive [**] period, or for [**] of the time over a consecutive [**] period, MCI may immediately terminate the Services or Circuit, at MCI's discretion, without incurring any termination liability, and Provider will reimburse MCI for any and all installation charges MCI incurs in furnishing the Circuit and/or Services by an alternate method; provided, however, that such charges shall not exceed the then prevailing rates charged by the local exchange carrier for comparable services.

In addition, if Provider has identified a location listed on Exhibit C, Building List, as being serviced by a self-healing fiber ring, MCI shall be entitled to a credit equal to one month's service in the event that there is a service interruption equal to or greater than one (1) second during a particular month. The credit will be applicable only against the specific levels of service affected by the interruption. In no event, however, shall MCI's credit for such service interruption during a particular month at a location serviced by a self-healing ring exceed one month, regardless of the number of interruptions during that particular month.

Once a location has been identified by Provider as being serviced by a self-healing ring, that location will be subject to the service interruption credit listed above for the term of this Agreement.

                  8.2 For documented interruptions of available Switch Services, MCI shall be entitled to the following credit, unless such interruption is the result of any act or omission of MCI or suspension of Services by Provider as permitted under the terms of this Agreement:


Length of Service Interruption                    Credit
Less than [**]                                    [**]

Each additional [**] period or                    [**]
fractions thereof

                  The credit shall apply to the period directly succeeding the resumption of interrupted service.


                  8.3 THE FOREGOING SHALL BE PROVIDER'S SOLE OBLIGATION AND MCI'S SOLE REMEDY FOR ANY LOSS OR DAMAGE SUSTAINED AS A RESULT .OF ANY INTERRUPTION OR FAILURE OF THE SERVICE OR ANY FACILITIES USED IN PROVIDING THE SERVICE, HOWEVER LONG IT SHALL LAST AND REGARDLESS OF THE CAUSE, UNLESS SUCH LOSS OR DAMAGE IS DUE TO PROVIDER'S WILLFUL OR NEGLIGENT ACT OR OMISSIONS; PROVIDED, HOWEVER, THAT NO LIMITATION AS TO DAMAGES FOR PERSONAL INJURY IS HEREBY INTENDED.

                  8.4 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTIES FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, THOSE BASED ON LOSS OF REVENUES, PROFITS OR BUSINESS OPPORTUNITIES, WHETHER OR NOT PROVIDER OR MCI HAD OR SHOULD HAVE HAD ANY KNOWLEDGE, ACTUAL OR CONSTRUCTIVE, THAT SUCH DAMAGES MIGHT BE INCURRED.

                  8.5 THERE ARE NO AGREEMENTS, WARRANTIES, OR REPRESENTATIONS, EXPRESS OR IMPLIED EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, EXCEPT THOSE EXPRESSLY SET FORTH HEREIN.

         IX.      INDEMNIFICATION

                  9.1 Provider shall indemnify and hold MCI and its Customers harmless from and against any and all loss, liability, damage and expense (including reasonable attorneys' fees) arising out of any demand, claim, suit or judgment for damages to any property or bodily injury to or death of any persons, including, but not limited to, customers, agents and employees of either party hereto (including payment under any worker's compensation law or under any plan for employee disability and death benefits) which may arise out of or be caused by any act or omission of Provider.

                  9.2 MCI shall indemnify and hold Provider harmless from and against any and all loss, liability, damage and expense (including reasonable attorneys' fees) arising out of any demand, claim, suit or judgment for damages to any property or bodily injury to or death of any persons, including, but not limited to, customers, agents and employees of either party hereto (including payment under any workers' compensation law or under any plan for employee disability and death benefits) which may arise out of or be caused by any act or omission of MCI.

                  9.3 If any claim arises to which the provisions of this
Article IX may be applicable, the party against whom such claim is made shall immediately upon learning of such claim, notify the other party. Such other party, at its option, may settle or compromise such claim or retain counsel of its own choosing and control and prosecute the defense. In no event shall the party against whom the claim is asserted have the right to pay, settle or otherwise compromise such claim without the prior written consent of the party who may be obligated for such indemnity and the parties hereto agree that they will not unreasonably withhold their consent to such payment, settlement or compromise.

         X.       DEFAULT

                  10.1 Except for Provider's obligations to furnish the Service without interruption and to repair the Network and/or Circuit(s) comprising the Service, the remedies for breach of which obligations are provided for in
Article VIII herein, neither party shall be in default under this Agreement or in breach of any provisions hereof unless and until it has been given written notice of a breach of this Agreement by the other party and shall have failed to cure such breach within thirty (30) days after receipt of such notice. When a breach cannot reasonably be cured within such thirty (30) day period, if the breaching party shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Notwithstanding the termination provisions of paragraph 2.3 herein, upon the failure to cure any such breach as provided above, the party giving notice of the breach may thereupon immediately terminate this Agreement or any ASR or Service Agreement upon providing written notice of termination to the breaching party and without incurring any termination liability. Upon default by either party, the non-defaulting party shall have the right to pursue any or all remedies available at law and/or equity.

                  10.2 In addition to any breach of a material term of this Agreement, other events that will, if not cured within the applicable time periods, constitute a default shall include, but not be limited to, the occurrence of any one or more of the following events:

                          a. The filing of bankruptcy or making a general assignment for the benefit of creditors; and/or

                          b. The defaulting party's violation of any applicable laws, statutes, ordinances, codes or other legal requirements with respect to the Services when the violation(s) is not remedied within ten (10) business days after written notice thereof; provided, however, that each party hereto reserves the right to contest and/or appeal any such claim of violation and if such contest and/or appeal is undertaken prior to the end of the ten (10) business day period, the defaulting party shall have a reasonable time, which shall not exceed 180 days, to prosecute the appeal and obtain a final determination of the matter.

         XI.      INFRINGEMENT

                  11.1 Provider represents that the equipment and facilities it will use in furnishing the Services to MCI pursuant to this Agreement will not infringe or violate any copyright, patent, trade secret or any other intellectual property rights or similar property rights, excluding, however, any such infringement which may arise due to combining such equipment and facilities with equipment or facilities furnished by MCI or with equipment or facilities furnished by any entity other than Provider outside the Demarcation Points. Provider will indemnify, defend and hold MCI and its Customers harmless from and against any claims made as a consequence of any such infringement or violation of any copyright, patent, trade secret or any other intellectual property rights or similar property rights. Moreover, should the equipment or facilities furnished by Provider hereunder become, or in Provider's opinion is likely to become, the subject of a claim of infringement, or should MCI's use of the equipment and facilities be finally enjoined, Provider shall, at its expense:

                  A. Procure for MCI the right to continue using the equipment or facilities; or

                  B. Replace or modify the equipment or facilities to make it non-infringing.

         XII.     REQUIRED RIGHTS

                  12. Provider represents that it currently owns, has obtained or will obtain all licenses, authorizations, franchises, rights of way and other licenses or permits necessary for furnishing the Service to MCI (hereinafter referred to as "Required Rights"). Provider shall utilize its best efforts to cause such Required Rights to remain in effect throughout the term of this Agreement. Notwithstanding the termination provisions of paragraph 2.3 herein, if Provider does not obtain and maintain such Required Rights, MCI may terminate this Agreement and/or any affected ASR or Service Agreement immediately upon notice to Provider, without incurring any termination liability, and the indemnification provisions of Article IX shall apply to any claims, demands, suits or judgments for damages arising therefrom.

         XIII.    FORCE MAJEURE

                  13.1 In no event shall either party have any claim or right against the other party for any failure of performance by such other party if such failure of performance is caused by or the result of causes beyond the reasonable control of such other party, including, but not limited to, act of God, fire, flood or other natural catastrophe; laws, orders, rules, regulations, directions or actions of governmental authorities having jurisdiction over the subject matter of this Agreement or any civil or military authority; national emergency, insurrection, riot or war; or other similar occurrence. Notwithstanding the termination provisions of paragraph 2.3 herein, if the excusable delay exceeds sixty (60) days either party may terminate this Agreement and/or any affected ASR or Service Agreement immediately upon written notice, without incurring any termination liability.

         XIV.     TAXES

                  14.1 Any sums MCI is required to pay under this Agreement are exclusive of any taxes which may be imposed with respect to this Agreement or any of the services furnished or used hereunder including, but not limited to, taxes imposed on this Agreement, the Service, maintenance and repair or Provider's provision of or MCI's use thereof. MCI shall be responsible for any such taxes with the exception of municipal franchise taxes which shall be Provider's responsibility and obligation. MCI shall pay to or reimburse Provider for any taxes Provider is required to pay on MCI's behalf upon presentation of proof thereof.

         XV.      NOTICES

                  15.1 All notices and communications concerning this Agreement shall be addressed to:

                           MCI (one copy to each) at:

                           1.   Director
                                Alternative Access Development 9460/022
                                1650 Tyson Boulevard
                                McLean, Virginia 22102

                           2.   Assistant General Counsel-Real Estate
                                1133 Nineteenth Street, N.W.
                                Washington, D.C. 20036

                           Provider at:

                           1.   FiveCom, Inc.
                                393 Totten Pond Road, Suite 201
                                Waltham, MA 02154
                                Attn: President

                           2.   Peabody Brown 101 Federal Street
                                Boston, MA 02110 Attn: Kenneth A.
                                Alperin, P.C.

or at such other address as may be designated in writing to the other party.

                  15.2 Notices shall be sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or by facsimile, and shall be deemed delivered to addressee on the date of return receipt acknowledgment, in the case of notices sent via U.S. Mail; or on the next day after the date the notice was sent, in the case of notices sent by either overnight delivery service or by facsimile; provided, however, that upon receipt of a returned notice marked "unclaimed," the sending party shall make reasonable effort to contact and notify the other party by telephone. Notwithstanding the aforementioned, the original of the facsimile notice must be sent by overnight delivery service in order for the delivery of facsimile notice to be deemed effected.

         XVI.     CONFIDENTIALITY

                  16.1 All confidential and proprietary information disclosed by either party hereto to the other in connection with this Agreement or any Service Agreement and in accordance with the Confidentiality Agreement, attached hereto as Exhibit I, which is hereby incorporated herein, shall not be disclosed to third parties and each party shall protect any such information received from the other with the same degree of care accorded its own proprietary and confidential information and as required under the provisions of the Confidentiality Agreement.

                  16.2 The provisions of this Article XVI shall survive termination of this Agreement for a period of two (2) years.

         XVII.    WAIVER

                  17.1 Except as otherwise stated herein, no waiver of any breach of this Agreement or of any of the terms hereof shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

         XVIII.   GOVERNING LAW

                  18.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its principles of conflicts of laws.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         XIX.     [**]

                  19.1 [**]of this Agreement by Provider [**] under this Agreement [**] under the terms and conditions of this Agreement and any Service Agreement. [**] under this Agreement and any Service Agreement.

                  19.2 This Agreement, and each of the parties' respective rights and obligations hereunder, shall be binding on and inure to the benefit of the parties and each of their respective successors and assigns.

         XX.      COMMON CARRIERS

                  20.1 Provider hereby acknowledges its obligations under
Section 705 of the Communications Act of 1934, as amended, and other applicable federal or state laws not to divulge or publish (except as authorized by law) the existence, contents, substance, purport, effort or meaning of any communications which Provider transmits, receives or assists in transmitting or receiving as part of this Agreement.

         XXI.     NON-EXCLUSIVE ARRANGEMENT

                  21.1 This Agreement between Provider and MCI is non-exclusive. Nothing in this Agreement shall prevent Provider or MCI from entering into similar arrangements with any other entities or otherwise furnishing Service to any entity.

         XXII.    INSURANCE AND LIABILITY

                  22.1 Throughout the term of this Agreement, Provider and its contractors and/or subcontractors, shall obtain and maintain the following insurance coverage:

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                          a. Comprehensive or commercial general liability insurance naming Provider and its affiliates as the named insureds. MCI shall be named as an additional insured for purposes of this Agreement. The comprehensive or commercial general liability insurance policy shall cover liability for injury to or death of persons or damage to property including, but not limited to, work associated with this Agreement, including such liability as may arise from the use of independent contractors, as well as any contractual liability assumed under this Agreement. The policy shall be in the amount of [**] combined single limit per occurrence and aggregate (where applicable) for bodily injury, personal injury and property damage, and shall cover (i) explosion liability and damages to underground utilities and damage caused by collapse if the appropriate exposure exists (involving blasting, underpinning, and structural alterations, etc.); (ii) broad form property damage; and (iii) personal injury liability.

                          b. Business automobile liability insurance including coverage for owned, hired and non-owned vehicles in the amount of [**] combined single limit per occurrence/ accident for bodily injury and property damage. MCI shall be named as an additional insured for purposes of this Agreement.

                          c. Worker's compensation in the statutory amount(s) and with benefits required by the laws of the state in which the work is performed and the state(s) in which employees are hired, if the state(s) are other than that in which the work is performed. Provider shall also obtain and maintain employers' liability insurance with a minimum limit of liability of [**] for bodily injury per accident.

                  22.2 Certificates evidencing such insurance coverage shall be submitted to MCI prior to Provider beginning any work associated with this Agreement. The Certificates shall certify that no material alteration, modification or termination of such coverage shall be effective without at least thirty (30) days' advance notice to MCI.

                  22.3 Provider shall require each contractor and/or subcontractor to obtain and maintain at all times during the term of this Agreement, insurance equivalent to that which is required of Provider.

Subcontractor's carriers shall waive all right of recovery against MCI for any injuries to persons or damage to property in the execution of work performed pursuant to this Agreement.

         XXIII.   AUTHORITY

                  23.1 Each party has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of each party has been properly authorized and empowered to enter into this Agreement.

         XXIV.    GENERAL PROVISIONS

                  24.1 The relationship of the parties hereunder shall always and only be that of independent contractors.

                  24.2 Whenever the singular is used herein, the same shall include the plural where appropriate, and when the plural is used herein, the same shall include the singular where appropriate.

                  24.3 In the event any of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the unaffected provisions of this Agreement shall be unimpaired and remain in full force and effect. MCI and Provider shall negotiate in good faith to substitute for such invalid, illegal or unenforceable provisions a mutually acceptable provision consistent with the original intention of the parties hereto.

                  24.4 The title page, captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting it or as amplifying or limiting any of its content.

                  24.5 This Agreement is the joint work product of both parties hereto; accordingly, in the event of ambiguity no presumption shall be imposed against any party by reason of document preparation.

         XXV.     ARBITRATION

                  25.1 Any dispute or disagreement arising between Provider and MCI in connection with this Agreement, which is not settled to the mutual satisfaction of Provider and MCI within thirty (30) days (or such longer period as may be mutually agreed upon) from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration conducted in Washington,

DC, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect on the date that such notice is given. The decision of the arbitrator shall be final and binding upon the parties and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its case. The cost of the arbitration, including the fees and expenses of the arbitrator, will be shared equally by the parties unless the award otherwise provides.

         XXVI.    ENTIRE AGREEMENT

                  26.1 This Agreement, including Exhibits A through I which are attached hereto and hereby incorporated as an integral part of this Agreement, constitutes the entire Agreement between the parties with respect to the subject matter and geographic location(s) referred to and supersedes any and all prior or contemporaneous agreements whether written or oral. This Agreement cannot be modified except in writing signed by both parties.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                            MCI TELECOMMUNICATION
FIVECOM, INC.                               CORPORATION

By: /s/ Victor Colantonio                   By: /s/ Donald T. Lynch
    ---------------------                       ------------------------
Name: Victor Colantonio                     Name: Donald T. Lynch
    ---------------------                       ------------------------
Title: President                            Title: Vice President
    ---------------------                       ------------------------

ATTEST:                                     ATTEST:

By: /s/ John F. DeSilva                     By: /s/ C. Rolton-Smith
    ---------------------                       ------------------------
Name: John F. DeSilva                       Name: C. Rolton-Smith
    ---------------------                       ------------------------
Title: Notary                               Title: Assistant Secretary
    ---------------------                       ------------------------

(Corporate Seal)                            (Corporate Seal)

                                    EXHIBIT A

                         Page 1 of Exhibit A is Missing

2.       SWITCH SERVICES PARAMETERS

The following table provides the switched services parameters excluding billing, CAMA, LAMA, and Calling Card services. Calling Card services require DAP access.


--------------------------------------------------------------------------------
                   BASIC CALL PROCESSING SWITCHING PARAMETERS
--------------------------------------------------------------------------------
PARAMETERS                                    VALUES                  COMMENTS
--------------------------------------------------------------------------------
Inter Digit Timing                            80 ms.                  Max.
--------------------------------------------------------------------------------
Short Time release after                      2.08 sec.
called party has disconnected
--------------------------------------------------------------------------------
Duration of transmitted wink                  190-320 ms.             Min.-Max.
for DP/MF pulsing
--------------------------------------------------------------------------------
The duration of transmitted                   190-320 ms.             Min.-Max.
wink for DP & MF
--------------------------------------------------------------------------------
ABBREVIATED DIALING                           Yes
FOR Calling Card
--------------------------------------------------------------------------------
Capturing Call Detail Record                  Yes
for ISDN Primary Access
Rate
--------------------------------------------------------------------------------
Progressive Six party                         Yes
Conference calling feature
along with its associated
error tones
--------------------------------------------------------------------------------
Deactivation of Dialtone                      Yes
speed recording during
premium service durations
--------------------------------------------------------------------------------
Maximum number of nailed                      300
up connections
--------------------------------------------------------------------------------
Maximum Number of                             36000
simultaneous calls
--------------------------------------------------------------------------------
FG D Direct access                            Yes
--------------------------------------------------------------------------------
Delay threshold for incoming                  3 sec.
Start to Dial Delay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   BASIC CALL PROCESSING SWITCHING PARAMETERS
--------------------------------------------------------------------------------
PARAMETERS                                    VALUES                  COMMENTS
--------------------------------------------------------------------------------
CCS7 H0H1 Routset HEX                         53 (HEX)
value
--------------------------------------------------------------------------------
Feature Group D Cut through                   NO (Blocked)
and transitional option
--------------------------------------------------------------------------------
1FXO GS loop closure time                     20 ms.
delay from receipt of Ring
Ground
--------------------------------------------------------------------------------
FXO Remote Busy                               A-Off b-Off HK Loop Open,
requirement                                   Ring Ground
--------------------------------------------------------------------------------
GS FXO Seizure Failure                        5.12 sec.
declare (time-out)
--------------------------------------------------------------------------------
Hi & Dry time-out                             250 ms.
--------------------------------------------------------------------------------
MAX Num. of Rings                             15
--------------------------------------------------------------------------------
Ack. Wink Delay                               200 ms.
--------------------------------------------------------------------------------
ANS Delay time after wink                     200 ms.
Termination
--------------------------------------------------------------------------------
CDR for ISUP & IMT                            Yes
--------------------------------------------------------------------------------
Detecting dial Tone Time out                  5.02 sec.
for ONAL
--------------------------------------------------------------------------------
DTMF & MF Receiver Queue                      30 sec.
time out
--------------------------------------------------------------------------------
Switching Delay After Wink                    1200 ms.
for connecting to
announcement
--------------------------------------------------------------------------------
International Equal Access                    190-320 ms.             Min.-Max.
Wink Duration
--------------------------------------------------------------------------------
Delay for sending 2nd wink                    200 ms.                 Min.
after the 1st stage for
international circuit
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   BASIC CALL PROCESSING SWITCHING PARAMETERS
--------------------------------------------------------------------------------
PARAMETERS                                    VALUES                  COMMENTS
--------------------------------------------------------------------------------
Answer Supervision back to                    No
originating switch upon
detection of HI & DRY,
Reorder and Ring no answer
in to an Audio Tone detector
--------------------------------------------------------------------------------
Reorigination Duration for #                  60-1000 ms.             Min.-Max.
sign
--------------------------------------------------------------------------------
Reorigination Receiver                        STR & DTMF
--------------------------------------------------------------------------------
ISDN Basic Access Rate                        0 or none
--------------------------------------------------------------------------------
MAX CCS7 Links                                255
--------------------------------------------------------------------------------
ISDN PRI                                      0
--------------------------------------------------------------------------------
TR-444 supported                              Yes
--------------------------------------------------------------------------------
Allow RINGING ON TIP                          No
--------------------------------------------------------------------------------
Trunk Conditioning                            Yes, 2.5 sec.
--------------------------------------------------------------------------------
reserved                                      reserved                reserved
--------------------------------------------------------------------------------
reserved                                      reserved                reserved
--------------------------------------------------------------------------------


3.       INDUSTRY STANDARDS COMPLIANCE LIST:

Provider is to comply with the network standards contained in the following documents:

Bellcore Technical Reference, TR-TSY-000499 (DS-0 performance specifications)

AT&T Technical Reference, TR 62415, June 1989 (Switched 56K specifications)

American National Standard T1.403 (T-1 interface specifications)

American National Standard T1.404 (T-3 interface specifications)

American National Standard T1.102 (DS-1 and DS-3 physical network specifications)

Bellcore Technical Reference TR-NPL-000335 (Switched access technical specifications)

                                    EXHIBIT B

                                SERVICE AGREEMENT


         THIS SERVICE AGREEMENT shall be subject to all terms and conditions of the Services Agreement dated as of the ___________ day of _______________, 19__, (the "Services Agreement"), between _____________________________ (hereinafter referred to as "Provider"), and MCI Telecommunications Corporation (hereinafter referred to as "MCI") which, by this reference, is incorporated herein.

1.       SERVICE DESCRIPTION

         _____    DS-1 (1.544 Mbps) digital channels; or

         _____    DS-3 (45 Mbps) digital channel(s)

                                on the Provider's Network, between the following
                  Demarcation Points in __________, __________:

         Demarcation Point #1:

                  -----------------------, -------------------------------------
                           (Building No.)              (Building Name)
                  --------------------------------------------------------------
                           (Customer's Name)
                  -------------------------, ----------------, -----------------
                           (Street)          (Floor or Level)         (Room)
                  -----------------------, -------------------------------------
                           (City)                        (State)

         Demarcation Point #2:

                  -----------------------, -------------------------------------
                           (Building No.)              (Building Name)
                  --------------------------------------------------------------
                           (Customer's Name)
                  -------------------------, -------------------, --------------
                           (Street)           (Floor or Level)        (Room)
                  -----------------------, -------------------------------------
                           (City)                        (State)

The Demarcation Points will be the Provider-furnished DSX-1 (OR) DSX-3 cross connect panel, whichever is applicable, located within the premises designated room or other location described above as Demarcation Points 1 and 2.

2.       Requested Availability Date: _________________.

3.       Term Commencement Date: __________________.
         (commencement date for service and billing)

This Service Agreement shall commence on the date (hereinafter referred to as the "Commencement Date") upon which the following conditions have been fulfilled: (i) the Services described in this Service Agreement are available for use; (ii) Provider has completed all testing required by the Services Agreement and Provider has obtained MCI's authorized signature on a completed Service Acceptance Certificate; and (iii) the seventy-two (72) hour acceptance period described in Exhibit A of the Services Agreement has expired without MCI notifying Provider that any Circuit has failed to perform within the Specifications.

4.       Fees and Charges for Services

The Fees and Charges for the Services provided hereunder shall be:

         4.1 $_____.00 Recurring Charge per month ($_____.00 Recurring Charge per channel, per month for service provided herein).

         4.2 $_____.00 Non-Recurring Fee (one time set-up charge).

5.       Term

Unless terminated as provided for elsewhere in this Service Agreement or in the Services Agreement, this Agreement shall be for an initial term of ______________ (_____) year(s) (the "Initial Term") commencing on the Commencement Date, and shall continue thereafter following the expiration of the Initial Term, on a month-to-month basis at the rates stated herein until terminated by MCI in accordance with the provisions of the Services Agreement.

6.       Miscellaneous

All capitalized terms referred to in this Service Agreement shall have the meanings defined herein or in the Services Agreement. This Service Agreement may not be amended or otherwise altered except by written agreement between the parties hereto.

This Service Agreement shall not be considered as an exhibit or amendment to the Services Agreement. Any amendments made hereto shall only affect this Service Agreement and the Services described herein.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement this ______ date of ________________, 19___.



______________________________             MCI TELECOMMUNICATIONS
                                           CORPORATION

By: __________________________             By: ________________________________
Name: ________________________             Name: ______________________________
Title: _______________________             Title: _____________________________

                                    EXHIBIT C

                              SERVICE AVAILABILITY

                                       TBD

                                    EXHIBIT D


                  REQUIREMENTS FOR AUTOMATED INTERFACE WITH MCI

Required Codes:

[bullet] Provider is required to obtain the four (4) digit Vendor code that uniquely identifies local exchange providers by state. Codes are assigned by National Exchange Carrier Association (NECA).

[bullet] Provider is required to obtain a valid ICSC code(s) assigned by Bellcore.

[bullet] Provider must obtain registered CLLI codes assigned by Bellcore for identifying connection points between MCI POPs and CAP interconnect facilities.

Provisioning Requirements:

[bullet] Automated ASR, FOC and DLR processing as specified in the following
         Bellcore documents:

         -        "Access Service Ordering Guidelines"
         -        "ASR Mechanized Interface Specifications"
         -        "DLR - Mechanized Interface Specifications"
         -        "DLR - Industry Support Interface"

[bullet] Automated ASR, FOC and DLR transmission per MCI standard transmission method of Network Data Mover (NDM).

[bullet] Automated delivery of building list with all fields as specified in MCI's Automated Interface Requirements document dated March 4, 1993, as may be amended.

[bullet] Automated delivery of terminal list with all fields as specified in MCI's Automated Interface Requirements document dated March 4, 1993, as may be amended.

[bullet] Automated delivery of rate file with all fields as specified in MCI's
         Automated Interface Requirements document dated March 4, 1993, as may be amended.

[bullet] Automated processing of error files as specified in MCI's Automated
         Interface Requirements document dated March 4, 1993, as may be amended.

Billing Requirements:

[bullet] Automated delivery of invoicing as specified in Bellcore document
         "Small Exchange Carrier Access Billing Guidelines."

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT E

                                     PRICING
                               FIVECOM - HARTFORD
                                Effective 7/2/93

Assumption:
MCI LEC RATE
1. [**] (23 DS1s per DS3, 538 DS0s per DS3) fill factor in all LEC territories
2.       DS3 Entrance Facility - 1 Pk/5 year, DS1 and DS0 - month-month

FiveCom mileage calculated on LEC DS1 channel; not LEC DS3 or DS0 facilities

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                              $   [**]
4 wire                              $   [**]
2.4/4.8/9.6KB                       $   [**]
56KB                                $   [**]

Fixed Mileage
2/4 wire
0-4 miles                           $   [**]
4-8 miles                           $   [**]
8-25 miles                          $   [**]
25-50 miles                         $   [**]
50+ miles                           $   [**]
2.4/4.8KB                           $   [**]
9.6KB                               $   [**]
56.0KB                              $   [**]
Variable Mileage
2/4 wire
0-4 miles                           $   [**]
4-8 miles                           $   [**]
8-25 miles                          $   [**]
25-50 miles                         $   [**]
50+ miles                           $   [**]
2.4/4.8/9.6/56.0KB                  $   [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


NON-RECURRING
2 wire                              $   [**]
4 wire                              $   [**]
2.4/4.8/9.6/KB                      $   [**]
56.0KB                              $   [**]


SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                           $   [**]

Fixed Mileage                       $   [**]
Variable Mileage                    $   [**]

NON-RECURRING                       $   [**]

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                           $   [**]

Fixed Mileage                       $   [**]
Variable Mileage                    $   [**]

NON-RECURRING                       $   [**]

                                    EXHIBIT F


                        DESCRIPTION OF SWITCHED SERVICES


         A. At the point(s) of interface, each party will receive the switched access traffic from the other at the DS1 or DS3 level. The point of demarcation shall be the main distribution frame at MCI's switch. Provider shall utilize an interface for the origination and termination of calls to the Customer premises that is compatible to MCI's network. The interface between the MCI and Provider switch shall be two-way feature Group D equivalent.

         B. At the termination of each DS1 or DS3 facility in a party's location; that party shall furnish, install and maintain an extended superframe (ESF) interface unit or remote test line capability (or equivalent).

         C. Each party shall provide the other with network control and interface capability, including but not limited to those contained in the Industry Standards Compliance documents referenced in Exhibit A.

         D. SS7 connectivity is required between Provider and MCI and Provider and the BOC to avoid increases in call set up time.

         E. Provider's SS7 links must meet MCI standards for diversity as diagrammed below.

                                            DIAGRAM


                  In this scenario, any path or STP can go down and 2 way diversity still exists.

         F. Provider entrance facility augments may be required. Depending on the amount of traffic in the LATA, MCI may require entrance diversity.

         G. Trunk parameters, e.g. glare must follow Bellcore standards (Document TRNPL000335).

         H. Provider shall provide the MCI Regional Access Management groups with a monthly report (disk or paper) which details common transport blocking at the trunk group level.

         I. Provider must have capability to transport calling party ANI for 700/800/900/Vision/VNET products.

         J. MCI will coordinate billing certification with Provider to insure signals are properly passed for access and egress.

         K. Provider shall be responsible for notifying MCI on ANI changes for updates in the MCI switch database.

         L. Trunk groups shall be configured to prevent blockage on direct trunk groups.

                                    EXHIBIT G

                           PERFORMANCE AND MAINTENANCE



1.0      PERFORMANCE MONITORING AND REPORTING

         1.1 Provider shall be responsible for performing surveillance on the Network. However, MCI may also perform surveillance on Provider's Network.

         1.2 MCI, at its expense, may provide surveillance equipment to the terminating equipment Network side of the DSX-1 cross connect frame connected to Provider's transmission equipment situated in MCI's locations, which will provide the MCI's Surveillance System Operations group with the ability to perform surveillance of the Services to MCI's Customer locations.

         1.3 Alarms related to the Services will be reported immediately to Provider by the MCI Surveillance System Operations group.

2.0      MAINTENANCE

         2.1 Provider shall be responsible for maintaining, repairing and testing the Circuits, the Services and the Network, including Provider-owned equipment in Customer and MCI locations. MCI shall permit Provider to access its equipment in MCI locations for the purpose of testing the Circuits and the Services in accordance with procedures which MCI, in its sole discretion, deems appropriate, including, but not limited to, the provisions of paragraph 2.9 of this Exhibit G.

         2.2 Provider shall perform all maintenance functions, except as provided for in paragraph 2.9 of this Exhibit G and in paragraph 7.1 of this Agreement, on the Circuits, Services and/or Network between the Demarcation Point(s) twenty-four
                  (24) hours per day, seven (7) days per week. Provider scheduled maintenance will be performed between 12:00 A.M. and 6:00 A.M. unless otherwise agreed between Provider and MCI, with the exception of scheduled maintenance on DDN services, which are to performed between 12:00 A.M. and 6:00 A.M. on the second or third Sunday of a month, unless otherwise approved by MCI.

         2.3 Specifications. Maintenance of the Circuits, Services and/or Network shall be performed to meet the manufacturer's specifications and those provided for in this Agreement. MCI shall have the right to review Provider's maintenance procedures and maintenance records.

         2.4 Coordination. Any maintenance and/or service function performed by Provider on the Network which will or could affect the Circuits and/or Services provided to MCI shall be coordinated and scheduled through MCI's Surveillance System Operations group pursuant to Article VI and this Exhibit G.

         2.5 Response and Repair Times. In the event of a Services failure, Provider shall begin restoring service to the affected Services within the following time frames:

                  (i) Electronic Restoration. In the event of an electronics failure, Provider shall restore Services to the affected electronics within two (2) hours of notification by MCI's Surveillance System operations group.

                  (ii) Cable Restoration. In the event of a cable failure, Provider shall begin cable restoration within two (2) hours after the faulty cable is identified. Provider shall reroute all affected MCI Circuits to an alternate route within one (1) hour after location of such failure has been determined. The cable shall be restored no later than eight (8) hours after failure.

                  (iii) Emergency Reconfiguration. If the affected Network has the capability to provide route reconfiguration to maintain Services between the Demarcation Points, Provider shall provide reconfiguration if other means of restoration will not restore the Services within the time frames provided in subparagraphs (i) and
                           (ii) above. Reconfiguration will begin within one (1) hour after the need to re-configure has been determined.

         2.6 Trouble reporting. Provider shall maintain a twenty-four (24) hour a day, seven (7) day a week point-of-contact for MCI to report Services troubles. Provider shall furnish MCI with periodically updated lists for Network management.

                  2.6.1 Each party shall furnish the other with a list of its personnel authorized to issue trouble reports under this Agreement. Each party shall accept trouble reports without delay from these personnel whenever, after the performance of appropriate tests, trouble is located in the facilities provided by such party under this Agreement and shall cause further testing and sectionalization to be done to determine whether the trouble is located in the provider's facilities, switching vehicle, equipment or another source. If such testing is ineffective, each party will work with the other to assist with the localization of the trouble. Such cooperative testing will normally be limited to continuity testing under a party's existing practices. If the trouble is sectionalized to a party's facilities, switching vehicle or equipment, such party shall take all necessary steps to clear the trouble and restore the Services.

                  2.6.2 If a party becomes aware of any condition, circumstance or failure that could adversely affect the Services, such party shall immediately notify the other. A party may, upon obtaining consent from the other party, temporarily interrupt the Services to perform needed testing.

                  2.6.3 When troubles are reported by either party, specific trouble tracking information will be exchanged with the other party. To facilitate the exchange of information, each party will maintain a trouble log of all trouble reports. The trouble log shall include the following information:

                           1.    serialization of each trouble report;
                           2.    the nature of the reported trouble;
                           3.    date and time of the trouble report;
                           4. name and telephone number of the person reporting trouble;
                           5. name and telephone number of the person receiving the trouble report;
                           6.    diagnosis of trouble;
                           7.    date and time of trouble clearance;
                           8.    name and telephone number of the person
                                 reporting trouble clearance; and
                           9.    name and telephone number of the person
                                 receiving trouble clearance.

                  2.6.4 Each party shall furnish to the other status reports of each trouble report with thirty (30) minutes of the initial report and periodically thereafter.

                  2.6.5 Whenever a party designates a recurring trouble to be chronic in nature, each party shall immediately perform an investigation of the recent trouble history and report the findings to the other.

         2.7 Equipment spares. Provider will supply all maintenance spares plus repair and return service of defective parts. Provider will be responsible for furnishing storage space for maintenance spares.

         2.8      Scheduled Maintenance.

                  2.8.1 Maintenance which may place the Services in jeopardy or require Services down time will normally be performed during the "Maintenance Window" of 12:00 midnight and 6:00 A.M., and shall be mutually agreed to by MCI and Provider. Provider shall request permission from the MCI Surveillance System Operations group at least seventy two (72) hours prior to commencing any such scheduled maintenance work.

                  2.8.2 Provider maintenance personnel shall notify MCI prior to beginning scheduled maintenance work and must receive authorization to proceed. Provider personnel shall notify MCI upon completion of scheduled maintenance work and must receive verification from MCI that the Services is fully operational.

         2.9      Access to Equipment and Facilities

                  2.9.1 Each party shall comply with rules, regulations and restrictions which apply to the premises or facilities of the other party in which such party has installed its equipment. Such rules, regulations and restrictions may include, without limitation, the following:

                           - Visitors may be denied admission unless they present satisfactory identification or are identified on an authorized personnel list, or both.

                           - Visitors may be required to be accompanied by authorized personnel or be subject to other access restrictions.

                  2.9.2 MCI shall have the right to be present during any equipment testing, and during any scheduled and non-scheduled maintenance activity. Provider shall notify MCI in advance of any such activity.

                                    EXHIBIT H

                  PROVIDER RESPONSIBILITIES AND SYSTEM CRITERIA


1.0      PROVIDER RESPONSIBILITIES

         Unless otherwise provided in the applicable Service Agreement, Provider shall furnish the following:

                  (i) full-duplex, full time DS-0 and/or DS-1 and/or DS-3 Circuits between Provider-furnished cross-connect panels at designated Demarcation Points, provided by a fiber-optic transmission Network. MCI will provide the connections from the designated Demarcation Points to MCI's equipment. Provider will supply the connections from the designated Demarcation Point(s) to Customer's equipment, upon request from MCI.

                  (ii) at the Demarcation Points, digital signals which meet the Specifications.

         Provider shall not use any equipment to furnish the Services that will in any way harm or restrict test access by MCI, including, but not limited to, the in-band looping codes utilized to test Channel Service Units (CSUs).

2.0      SERVICES INTERRUPTION

         An interruption begins when MCI reports a trouble on any one or more Circuits to Provider in accordance with Exhibit G. Provider will provide diagnostics and perform corrective action as necessary to timely restore the affected Circuit(s) in accordance with the Specifications. Upon correction of the trouble, Provider will contact MCI and advise of the action taken to correct the problem. MCI will consult with MCI's Customer regarding acceptability of the Circuits and upon Customer's confirmation that the Circuits are acceptable, Provider will be so notified and the trouble will be considered as having been cleared at the time that Provider last reported clearance of same, immediately prior to Customer's confirmation.

         If, during the testing of the affected Circuit(s), it is determined that the Circuit(s) is operating normally and within the parameters of the Specifications and the same is confirmed by Customer through MCI then such interruption shall not be considered a Services Interruption for credit purposes.

3.0      SYSTEM ACCEPTANCE CRITERIA

         The following acceptance tests will be conducted:

                  DS-0, DS-1 and/or DS-3: A test for a period of seventy-two
(72) hours where Bit Error Ratio ("BER"), Error Free Seconds ("EFS") and Burst Error Seconds ("BES") shall meet the parameters of the Specifications.

                  Protection Switch Operation: The protection switch shall operate within all manufacturer's specific operating parameters.

                  Equipment Alarm and Status Indication Functionality: All equipment alarm functions and status indicators provided by the equipment vendor will function properly under all simulated (non-destructive) alarm conditions.

4.0      INTERCONNECTION

         4.1 Interconnection of Provider's, MCI's or MCI's Customer's telecommunications equipment to the Demarcation Point will be performed by MCI, Provider or Customer, at MCI's sole discretion.

         4.2 Provider shall supply and connect any special interface equipment or facilities necessary to achieve compatibility between Provider, MCI and/or MCI's Customer at the Demarcation Points. If such special interface equipment or facilities are required because MCI's equipment or MCI's Customer's equipment deviates from industry standards, then such entity shall be responsible for supplying and connecting any special interface equipment or facilities necessary to achieve compatibility.

                                    EXHIBIT J

                             NONDISCLOSURE AGREEMENT
                               (Standard Two-Way)


         Agreement between MCI TELECOMMUNICATIONS CORPORATION, a
Delaware corporation having offices at 400 International Pkwy, Richardson, TX ("MCI"), and FiveCom, Inc., a _____________ corporation having offices at 391 Totten Pond Road, Waltham, MA (the "Company").

         WHEREAS, for the purpose of furthering a potential business relationship between them, MCI and the Company (collectively referred to as the "Parties," and individually referred to as a "Party") have determined to establish terms governing the use and protection of certain information one Party ("Owner") may disclose to the other Party ("Recipient"), which information, in the case of MCI, relates generally to leased fiber capacity, and in the case of the Company, relates generally to leased fiber capacity.

         NOW, THEREFORE, the Parties agree as follows:

         1. "Confidential Information" means information of an Owner which relates, respectively, to the above-identified subject matter, including business and technical information and data, or which, although not related to such subject matter, is nevertheless disclosed as a result of the Parties' discussions in that regard, and which, in any case, is disclosed by Owner or its Affiliate(s) to Recipient or its Affiliate(s) in document or other tangible form bearing an appropriate legend indicating its confidential or proprietary nature, or which, if initially disclosed orally or visually is identified as confidential at the time of disclosure and a written summary thereof, also marked with such a legend, is provided to Recipient within fourteen (14) days of the initial disclosure. The term "Affiliate" means any person or entity controlling, controlled by, or under common control with a Party.

         2. [For a period of five (5) years from the date of this Agreement] Recipient may use Confidential Information of Owner only for the purpose of this Agreement and shall protect such Confidential Information from disclosure to others, using the same degree of care used to protect its own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care. Recipient may disclose Confidential Information received hereunder to (i) its Affiliates who agree, in advance, in writing, to be bound by this Agreement, and (ii) to its employees, and its Affiliates' employees, who have a need to know, for the purpose of this Agreement, and who are bound to protect the received Confidential Information from unauthorized use and disclosure. Confidential Information shall not otherwise be disclosed to any third party without the prior written consent of the Owner.

         3. The restrictions of this Agreement on use and disclosure of Confidential Information shall not apply to information that:

                  (a) Was publicly known at the time of Owner's communication thereof to Recipient;

                  (b) Becomes publicly known through no fault of Recipient subsequent to the time of Owner's communication thereof to Recipient;

                  (c) Was in Recipient's possession free of any obligation of confidence at the time of Owner's communication thereof to Recipient;

                  (d) Is developed by Recipient independently of and without reference to any of Owner's Confidential Information or other information that Owner disclosed in confidence to any third party;

                  (e) Is rightfully obtained by Recipient from third parties authorized to make such disclosure without restriction; or

                  (f) Is identified by Owner as no longer proprietary or confidential.

         4. In the event Recipient is required by law, regulation or court order to disclose any of Owner's Confidential Information, Recipient will promptly notify Owner in writing prior to making any such disclosure in order to facilitate Owner seeking a protective order or other appropriate remedy from the proper authority. Recipient agrees to cooperate with Owner in seeking such order or other remedy. Recipient further agrees that if Owner is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, it will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

         5. All Confidential Information disclosed under this Agreement (including information in computer software or held in electronic storage media) shall be and remain the property of Owner. All such information in tangible form shall be returned to Owner promptly upon written request and shall not thereafter be retained in any form by Recipient.

         6. No licenses or rights under any patent, copyright, trademark, or trade secret are granted or are to be implied by this Agreement. Neither Party is obligated under this Agreement to purchase from or provide to the other Party any service or product.

         7. Owner shall not have any liability or responsibility for errors or omissions in, or any decisions made by Recipient in reliance on, any Confidential Information disclosed under this Agreement.

         8. This Agreement shall become effective as of the date it is signed by both Parties and shall automatically expire one (1) year thereafter, provided, however, that prior to such expiration, either Party may terminate this Agreement at any time by written notice to the other. Notwithstanding such expiration or termination, all obligations hereunder shall survive with respect to the disclosed Confidential Information.

         9. Except upon mutual written agreement, or as may be required by law, neither Party shall in any way or in any form disclose the discussions that gave rise to this Agreement or the fact that there have been, or will be, discussions or negotiations covered by this Agreement.

         10. The Parties acknowledge that Confidential Information is unique and valuable, and that disclosure in breach of this Agreement will result in irreparable injury to Owner for which monetary damages alone would not be an adequate remedy. Therefore, the Parties agree that in the event of a breach or threatened breach of confidentiality, the Owner shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages.

         11. Neither Party shall assign any of its rights or obligations hereunder, except to an Affiliate or successor in interest, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

         12. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         13. This Agreement (a) is the complete agreement of the Parties concerning the subject matter hereof and supersedes any prior such agreements with respect to further disclosures concerning such subject matter; (b) may not be amended or in any manner modified except by a written instrument signed by both Parties; and (c) shall be governed and construed in accordance with the laws of New York without regard to its choice of law provisions.

         14. If any provision of this Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the Parties as expressed herein.

         IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its duly authorized representative.


                                     MCI TELECOMMUNICATIONS
                                      CORPORATION



                                     /s/ Keith Steiner
                                     -------------------------------------------
                                                     Signature

                                     Keith Steiner
                                     Vice President, Network Engineering
                                     February 13, 1997

                                     FIVECOM



                                     /s/ Michael A. Musen
                                     -------------------------------------------
                                                     Signature

                                     Michael A. Musen
                                     Vice President
                                     August 8, 1996